September 30, 2025
2025 Quarterly Report (Unaudited)

BlackRock Funds III
• BlackRock LifePath® Index 2065 Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

Schedule of Investments (unaudited)
September 30, 2025
BlackRock LifePath® Index 2065 Fund
(Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value
Investment Companies(a)
Equity Funds — 99.0%
iShares Core MSCI Total International Stock ETF	6,626,369	$ 547,205,553
iShares FTSE NAREIT All Equity REITs Index Fund	1,452,047	14,026,774
Large Cap Index Master Portfolio	$797,284,188	797,284,188
Master Small Cap Index Series	$58,897,629	58,897,629
		1,417,414,144
Fixed-Income Funds — 1.0%
iShares U.S. Long Credit Bond Index Fund	1,549,292	14,330,947

Security	Shares	Value
Money Market Funds — 0.2%
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.09%(b)	2,859,385	$ 2,859,385
Total Investments — 100.2% (Cost: $1,103,945,425)		1,434,604,476
Liabilities in Excess of Other Assets — (0.2)%		(2,918,887)
Net Assets — 100.0%		$ 1,431,685,589

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period end.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the period ended September 30, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 12/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 09/30/25	Shares/ Investment Value Held at 09/30/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$ —	$ 2,859,385 (a)	$ —	$ —	$ —	$ 2,859,385	2,859,385	$ 93,932	$ —
iShares Core MSCI Total International Stock ETF	330,955,433	158,261,006	(35,905,421)	(817,890)	94,712,425	547,205,553	6,626,369	6,885,501	—
iShares FTSE NAREIT All Equity REITs Index Fund	9,638,042	4,250,292	(203,444)	(17,051)	358,935	14,026,774	1,452,047	184,836	—
iShares TIPS Bond ETF(b)	289,496	—	(289,907)	6,679	(6,268)	—	—	—	—
iShares U.S. Long Credit Bond Index Fund	9,620,444	4,332,250	(101,638)	(14,425)	494,316	14,330,947	1,549,292	474,151	—
Large Cap Index Master Portfolio	561,334,765	146,361,105 (a)(c)	—	10,737,700	78,850,618	797,284,188	$797,284,188	6,233,668	—
Master Small Cap Index Series	40,328,369	13,186,278 (a)(c)	—	1,634,219	3,748,763	58,897,629	$58,897,629	416,176	—
				$ 11,529,232	$ 178,158,789	$ 1,434,604,476		$ 14,288,264	$ —

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.
(c)	Inclusive of income and expense allocated from the Master Portfolio.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
• Level 1 – Unadjusted price quotations in active markets/exchanges that the Fund has the ability to access for identical assets or liabilities;
• Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly; and
• Level 3 – Inputs that are unobservable and significant to the  entire fair value measurement for the asset or liability (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of financial instruments, refer to its most recent financial statements.

Schedule of Investments (unaudited)(continued)
September 30, 2025
BlackRock LifePath® Index 2065 Fund

Fair Value Hierarchy as of Period End (continued)
Certain investments of the Fund were fair valued using net asset value (“NAV”) as a practical expedient or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy.  The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Investment Companies
Equity Funds	$ 561,232,327	$ —	$ —	$ 561,232,327
Fixed-Income Funds	14,330,947	—	—	14,330,947
Money Market Funds	2,859,385	—	—	2,859,385
	$578,422,659	$—	$—	578,422,659
Investments Valued at NAV(a)				856,181,817
				$ 1,434,604,476

(a)
Certain investments of the Fund were fair valued using NAV as a practical expedient or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

Portfolio Abbreviation
ETF	Exchange-Traded Fund
FTSE	Financial Times Stock Exchange
MSCI	Morgan Stanley Capital International
Schedule of Investments